UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2012

Cogdell Spencer Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32649	20-3126457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 Barclay Downs Drive, Suite 300

Charlotte, North Carolina 28209

Telephone: (704) 940-2900

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 9, 2012, Cogdell Spencer Inc. (the “Company”) held a special meeting of stockholders to consider and vote on (1) a proposal to approve the merger of the Company with TH Merger Corp, Inc., a wholly-owned subsidiary of Ventas, Inc. (the “Company Merger”), pursuant to the terms and conditions set forth in the Agreement and Plan of Merger, dated as of December 24, 2011, as it may be amended from time to time (the “Merger Agreement”), by and among the Company, Cogdell Spencer LP, Ventas, Inc., TH Merger Corp, Inc., and TH Merger Sub, LLC; (2) a proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers of the Company will or may receive in connection with the Company Merger; and (3) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to approve the proposal to approve the Company Merger.

As of the close of business on February 3, 2012, which was the record date for the special meeting, 51,237,634 shares of Company common stock were outstanding and entitled to vote.  At the special meeting, holders of 37,953,153 shares of Company common stock were represented in person or by proxy, constituting a quorum.

The Company’s common stockholders approved the Company Merger pursuant to the terms and conditions set forth in the Merger Agreement based on the following results as certified by the inspector:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,450,287	7,430,924	71,942	0

The Company’s common stockholders approved, on a non-binding advisory basis, the compensation that certain executive officers of the Company will or may receive in connection with the Company Merger based on the following results as certified by the inspector:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,522,952	13,024,174	406,025	2

The Company’s common stockholders approved the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to approve the Company Merger based on the following results as certified by the inspector:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,176,126	9,700,407	76,618	2

The proposal to adjourn the special meeting was deemed moot because there were sufficient votes at the time of the special meeting to approve the Company Merger.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2012

COGDELL SPENCER INC.
(Registrant)

By:	/s/ Charles M. Handy
Name: Charles M. Handy
Title: Chief Financial Officer

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